                                                                   EXHIBIT 10.44

                                 AMENDMENT NO. 2
                                       TO
                            PCS 1900 SUPPLY AGREEMENT
                                     BETWEEN
                             WESTERN PCS CORPORATION
                                       AND
                              NORTHERN TELECOM INC.


      Made as of this 25th day of July, 1996, by and between Western PCS Corporation (hereinafter referred to as "Buyer"), a Delaware corporation with offices located at 2001 NW Sammamish Road, Suite 100, Issaquah, Washington 98027, and Northern Telecom Inc., a Delaware corporation with offices located at 2435 N. Central Expressway, Richardson, Texas 75080 (hereinafter referred to as "Seller").

      WHEREAS, Buyer and Seller entered into a PCS 1900 Supply Agreement dated June 30, 1995 ("Agreement"); and

      WHEREAS, Buyer and Seller now wish to amend this Agreement in order to add a new Schedule E to Annex 8 to allow for the further provision of Services,

      NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller agree to amend the Agreement as follows:

      1. Add a new Schedule E "Supplemental Project Services," as attached hereto, to Annex 8. References to Schedule E shall be added to the Table of Contents and to Article 22.

      This Amendment No. 2 shall be retroactive to April 1, 1996 ("Effective Date") upon execution by both parties.

      Except as specifically modified herein, the Agreement shall in all respects continue in full force and effect.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their representatives being thereunto duly authorized.

WESTERN WIRELESS CORPORATION               NORTHERN TELECOM INC.

By:   /s/ Tim R. Wong                      By:   /s/ Douglas Patterson
   ------------------------------             --------------------------------

Printed Name:  Tim R. Wong                 Printed Name:  Douglas Patterson

Title: Vice President, Engineering         Title: Vice President,
and Technical Operations                          Finance, Wireless Networks

Date: July 25, 1996                        Date: August 19, 1996